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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 8/31/16

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	August 31, 2016

Invesco Bond Fund

NYSE: VBF

2	Letters to Shareholders

3	Fund Performance

3	Portfolio Management Update

3	Share Repurchase Program Notice

4	Dividend Reinvestment Plan

5	Schedule of Investments

19	Financial Statements

21	Notes to Financial Statements

29	Financial Highlights

30	Approval of Investment Advisory and Sub-Advisory Contracts

32	Proxy Results

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means trusting our research-driven insights, having confidence in our investment processes and building portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers timely information about your Fund. Also, you can obtain updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. Additionally, you can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Bond Fund

Fund Performance

Performance summary

Cumulative total returns, 2/29/16 to 8/31/16

Fund at NAV	10.89%
Fund at Market Value	11.98
Bloomberg Barclays Baa U.S. Corporate Bond Index▼	10.32

Market Price Discount to NAV as of 8/31/16	-4.65

Source: ▼FactSet Research Systems Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value (NAV) and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

    The Bloomberg Barclays Baa U.S. Corporate Bond Index is the Baa component of the Bloomberg Barclays U.S. Corporate Investment Grade Index. The Bloomberg Barclays U.S. Corporate Investment Grade Index consists of publicly issued, fixed rate, nonconvertible, investment-grade debt securities.

    The Fund is not managed to track the performance of any particular index, including the index described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Portfolio Management Update

Effective October 13, 2016, after the close of the reporting period, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

    Matt Brill began managing the Fund in 2013 and has been associated with Invesco and/or its affiliates since 2013. Mr. Brill was employed by ING Investment Management in an investment management capacity from 2005 to 2013.

    Chuck Burge began managing the Fund in 2010 and has been associated with Invesco and/or its affiliates since 2002.

    Michael Hyman began managing the Fund in 2013 and has been associated with Invesco and/or its affiliates since 2013. Mr. Hyman was employed by ING Investment Management in an investment management capacity from

2001 to 2013.

    Scott Roberts began managing the Fund in 2012 and has been associated with Invesco and/or its affiliates since 2000.

    Effective October 13, 2016, after the close of the reporting period, Darren Hughes is no longer a portfolio manager of the Fund.

Important Notice Regarding Share Repurchase Program

In September 2016, the Trustees of the Fund approved a share repurchase program that allows the Fund to repurchase up to 25% of the

20-day average trading volume of the Fund’s common shares when the Fund is trading at a 10% or greater discount to its net asset value. The Fund will repurchase shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value.

3 Invesco Bond Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

4 Invesco Bond Fund

Schedule of Investments(a)

August 31, 2016

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–92.95%
Advertising–0.02%
Lamar Media Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/01/2026(b)	$48,000	$51,960

Aerospace & Defense–0.22%
Bombardier Inc. (Canada), Sr. Unsec. Notes,
6.00%, 10/15/2022(b)	31,000	29,334
7.75%, 03/15/2020(b)	87,000	92,655
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	36,000	36,180
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	79,000	83,246
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	75,000	77,437
Orbital ATK Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2023	43,000	45,473
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 05/15/2025	106,000	109,975
Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(b)	29,000	29,870
		504,170

Agricultural & Farm Machinery–0.03%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	68,000	64,260

Agricultural Products–0.09%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Global Notes, 3.25%, 08/15/2026	218,000	219,753

Air Freight & Logistics–0.00%
XPO Logistics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 09/01/2023(b)	7,000	7,228

Airlines–2.06%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	80,000	84,800
American Airlines Pass Through Trust,
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	515,000	523,047
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	433,934	467,293
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	273,802	286,533
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	266,582	281,744

	Principal Amount	Value
Airlines–(continued)
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	$1,392,881	$1,354,577
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	515,000	517,318
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	622,870	630,656
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	623,000	639,517
		4,785,485

Alternative Carriers–0.06%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	60,000	63,300
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	64,000	66,720
		130,020

Apparel Retail–1.28%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	66,000	69,795
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	120,000	106,950
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	2,630,000	2,803,287
		2,980,032

Apparel, Accessories & Luxury Goods–0.30%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes,
4.63%, 05/15/2024(b)	145,000	150,347
4.88%, 05/15/2026(b)	151,000	157,512
Under Armour, Inc., Sr. Unsec. Notes, 3.25%, 06/15/2026	375,000	380,176
		688,035

Asset Management & Custody Banks–2.34%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,284,843
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	355,000	367,339
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	1,090,000	1,220,232
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	520,000	537,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	$1,425,000	$1,612,845
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	82,000	87,125
First Data Corp., Sr. Sec. Gtd. First Lien Notes,
5.00%, 01/15/2024(b)	37,000	37,879
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	130,000	136,662
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	114,000	124,830
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	27,000	27,607
		5,437,092

Auto Parts & Equipment–0.02%
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	30,000	31,350
5.50%, 12/15/2024	17,000	17,510
		48,860

Automobile Manufacturers–0.87%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 07/06/2021(b)	1,109,000	1,112,281
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	362,000	365,158
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	532,000	543,737
		2,021,176

Automotive Retail–0.69%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	845,000	938,053
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 4.50%, 10/01/2025	636,000	675,640
		1,613,693

Biotechnology–0.51%
Celgene Corp., Sr. Unsec. Global Notes, 5.00%, 08/15/2045	428,000	496,428
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	611,000	686,740
		1,183,168

Brewers–1.30%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
3.30%, 02/01/2023	687,000	720,776
4.90%, 02/01/2046	1,897,000	2,296,566
		3,017,342

	Principal Amount	Value
Broadcasting–0.20%
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	$47,000	$49,467
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	40,000	40,500
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	83,000	67,230
Nexstar Escrow Corp., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	43,000	44,129
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	90,000	94,275
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	54,000	55,822
TEGNA, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(b)	40,000	42,500
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	59,000	60,844
		454,767

Building Products–0.15%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	45,000	48,656
Builders FirstSource, Inc.,
Sr. Sec. Gtd. Notes, 5.63%, 09/01/2024(b)	11,000	11,234
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	42,000	47,985
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	125,000	130,000
Standard Industries Inc., Sr. Unsec. Notes,
5.38%, 11/15/2024(b)	55,000	58,575
6.00%, 10/15/2025(b)	45,000	49,500
		345,950

Cable & Satellite–2.94%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	50,000	51,375
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	255,000	274,125
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.91%, 07/23/2025(b)	1,257,000	1,388,524
Comcast Corp., Sr. Unsec. Gtd. Global Notes,
3.40%, 07/15/2046	390,000	385,215
4.25%, 01/15/2033	860,000	967,700
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	815,644
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/2039(b)	305,000	394,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	$85,000	$91,481
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	177,000	175,451
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	55,000	43,037
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	1,193,000	1,634,127
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	200,000	203,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	209,000
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	200,000	206,250
		6,839,827

Casinos & Gaming–0.17%
Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	86,000	93,095
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(b)	23,000	24,725
MGM Growth Properties Operating Partnership LP/ MGP Finance Co-Issuer, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 05/01/2024(b)	24,000	26,100
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	52,000	58,630
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	39,000	38,854
7.75%, 03/15/2022	53,000	61,943
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	45,000	48,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 03/15/2022	8,000	8,350
Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	40,000	40,600
		400,897

Catalog Retail–1.57%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes,
4.45%, 02/15/2025	1,040,000	1,037,441
4.85%, 04/01/2024	679,000	701,341
5.45%, 08/15/2034	2,000,000	1,908,312
		3,647,094

	Principal Amount	Value
Commercial Printing–0.05%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	$106,000	$111,433

Commodity Chemicals–0.02%
Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	53,000	54,325

Communications Equipment–0.04%
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 08/01/2026(b)	17,000	16,979
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	63,000	67,567
		84,546

Construction & Engineering–0.42%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	37,000	39,359
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	983,000	934,029
		973,388

Construction Machinery & Heavy Trucks–0.21%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	77,000	79,599
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	86,000	85,462
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	34,000	31,620
6.75%, 06/15/2021	43,000	43,484
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	110,000	90,750
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 03/01/2022	140,000	147,350
5.38%, 03/01/2025	18,000	18,990
		497,255

Construction Materials–0.03%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-07/28/2014; Cost $75,048)(b)	74,000	66,970

Consumer Finance–1.70%
Ally Financial Inc., Sr. Unsec. Global Notes,
4.13%, 03/30/2020	950,000	984,437
4.63%, 03/30/2025	631,000	652,296
5.13%, 09/30/2024	17,000	18,424
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	915,000	921,479
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,300,000	1,377,062
		3,953,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Bond Fund

	Principal Amount	Value
Data Processing & Outsourced Services–0.21%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	$483,000	$496,188

Diversified Banks–10.58%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	815,000	810,255
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	1,355,000	1,527,762
Banco Nacional de Comercio Exterior, S.N.C. (Mexico), Unsec. Sub. Notes, 3.80%, 08/11/2026(b)	214,000	215,425
Bank of America Corp.,
Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,127,587
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	615,000	647,287
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	1,130,000	1,231,700
Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	1,495,000	1,573,487
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	440,000	480,700
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	540,000	592,161
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/2017(b)	335,000	351,452
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	567,618
Citigroup Inc.,
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,384,104
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	750,000	761,250
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	545,000	555,219
Series R, Jr. Unsec. Sub. Global Notes, 6.13%(c)	905,000	947,987
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	450,000	487,125
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	210,000	258,300
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,509,000	1,554,496
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	535,625
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)	720,000	706,500
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	1,170,000	1,202,610

	Principal Amount	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.,
Sr. Unsec. Medium-Term Notes, 2.30%, 08/15/2021	$910,000	$915,917
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	535,000	535,669
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 2.45%, 07/27/2021(b)	745,000	751,130
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	775,000	779,844
Standard Chartered PLC (United Kingdom),
Jr. Unsec. Sub. Bonds, 7.50%(b)(c)	535,000	534,741
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	300,000	302,386
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/2017(b)	350,000	350,998
Wells Fargo & Co.,
Unsec. Sub. Global Notes, 5.38%, 11/02/2043	1,840,000	2,218,275
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	634,000	703,740
		24,611,350

Diversified Capital Markets–1.80%
Credit Suisse (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	519,000	535,374
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes,
3.75%, 03/26/2025	515,000	518,559
4.88%, 05/15/2045	1,450,000	1,577,094
UBS Group Funding (Jersey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 09/24/2025(b)	1,470,000	1,552,995
		4,184,022

Diversified Chemicals–0.37%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	344,000	333,680
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	532,624
		866,304

Diversified Metals & Mining–0.64%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.55%, 03/01/2022	74,000	64,750
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes,
7.50%, 11/01/2020(b)	3,000	3,184
7.88%, 11/01/2022(b)	540,000	581,850
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	76,000	70,870
Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	751,000	717,205
8.50%, 06/01/2024(b)	39,000	43,777
		1,481,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Bond Fund

	Principal Amount	Value
Diversified REIT’s–1.72%
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	$447,000	$443,743
Spirit Realty, L.P., Sr. Unsec. Gtd. Notes, 4.45%, 09/15/2026(b)	222,000	221,365
Trust F/1401 (Mexico), Sr. Unsec. Notes,
5.25%, 12/15/2024(b)	881,000	953,682
5.25%, 01/30/2026(b)	764,000	816,861
W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/2025	1,580,000	1,571,594
		4,007,245

Drug Retail–1.26%
CVS Pass Through Trust,
Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,067,150	1,234,055
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,436,437	1,690,210
		2,924,265

Electric Utilities–1.49%
Adani Transmission Ltd. (India), Sr. Sec. Notes, 4.00%, 08/03/2026(b)	425,000	431,426
Appalachian Power Co., Sr. Unsec. Notes, 4.45%, 06/01/2045	687,000	760,004
Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	1,755,000	1,964,072
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	300,000	314,456
		3,469,958

Electrical Components & Equipment–0.07%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	86,000	86,645
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes,
4.88%, 10/15/2023(b)	35,000	36,400
5.00%, 10/01/2025(b)	35,000	36,269
		159,314

Environmental & Facilities Services–0.05%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	116,000	122,235

Food Distributors–0.03%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	65,000	68,250

Forest Products–0.02%
Norbord Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	45,000	48,206

Gas Utilities–0.11%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	19,000	20,306

	Principal Amount	Value
Gas Utilities–(continued)
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	$38,000	$40,850
5.88%, 08/20/2026	28,000	30,170
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%, 05/01/2021	85,000	80,325
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	9,000	8,168
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes,
5.50%, 06/01/2024	46,000	46,690
7.38%, 08/01/2021	27,000	28,181
		254,690

General Merchandise Stores–0.03%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	61,000	65,880

Gold–0.37%
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 3.63%, 09/01/2016	861,000	860,919

Health Care Equipment–0.28%
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 03/15/2045	540,000	647,280

Health Care Facilities–0.49%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	50,000	52,750
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	58,935	49,211
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	125,000	136,094
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	52,000	57,297
6.50%, 02/15/2020	250,000	275,687
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	67,000	71,983
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	50,000	51,750
5.88%, 02/15/2026	30,000	31,800
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	40,000	42,050
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes,
5.38%, 05/01/2024(b)	40,000	41,250
5.88%, 12/01/2023	11,000	11,605
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	109,000	114,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Bond Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 06/15/2023	$55,000	$52,594
8.00%, 08/01/2020	36,000	36,675
8.13%, 04/01/2022	105,000	106,575
Universal Health Services, Inc, Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(b)	18,000	18,698
		1,150,741

Health Care REIT’s–1.23%
HCP, Inc., Sr. Unsec. Global Notes,
4.00%, 12/01/2022	994,000	1,048,896
4.25%, 11/15/2023	525,000	555,471
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,090,000	1,245,609
		2,849,976

Health Care Services–0.65%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	85,000	86,381
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes,
3.00%, 07/15/2023	591,000	598,764
3.40%, 03/01/2027	639,000	646,041
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	79,000	83,148
MPH Acquisition Holdings LLC, Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	89,000	96,120
		1,510,454

Home Entertainment Software–0.26%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	575,000	608,343

Home Improvement Retail–0.04%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	90,000	84,150

Homebuilding–0.89%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	92,000	88,320
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	105,000	102,112
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	70,000	73,500
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	34,000	30,727
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	40,000	42,250
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,815,000	1,633,500

	Principal Amount	Value
Homebuilding–(continued)
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	$45,000	$47,925
7.15%, 04/15/2020	25,000	27,719
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	22,000	23,128
		2,069,181

Hotel and Resort REIT’s–0.80%
Hospitality Properties Trust, Sr. Unsec. Global Notes, 4.25%, 02/15/2021	1,238,000	1,311,348
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	510,000	544,855
		1,856,203

Hotels, Resorts & Cruise Lines–0.01%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	30,000	32,756

Household Products–0.05%
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	40,000	43,400
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	71,000	73,485
		116,885

Housewares & Specialties–0.14%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	300,000	324,506

Independent Power Producers & Energy Traders–0.15%
AES Corp. (The), Sr. Unsec. Notes,
5.50%, 04/15/2025	162,000	167,670
6.00%, 05/15/2026	5,000	5,300
Calpine Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	8,000	8,470
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	47,000	47,235
5.50%, 02/01/2024	38,000	38,000
NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(b)	65,000	65,163
Red Oak Power LLC, Series A, Sr. Sec. First Lien Ltd. Bonds, 8.54%, 11/30/2019	28,694	28,765
		360,603

Industrial Machinery–0.35%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	54,000	42,255
Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	710,000	766,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Bond Fund

	Principal Amount	Value
Industrial Machinery–(continued)
Shape Technologies Group, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	$10,000	$10,188
		818,928

Industrial REIT’s–0.14%
PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	309,000	322,905

Integrated Oil & Gas–1.49%
Empresa Nacional del Petróleo (Chile), Sr. Unsec. Notes, 3.75%, 08/05/2026(b)	267,000	273,333
Exxon Mobil Corp., Sr. Unsec. Global Notes, 2.73%, 03/01/2023	342,000	356,762
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Notes, 4.95%, 07/19/2022(b)	640,000	667,200
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 4.56%, 04/24/2023(b)	640,000	660,600
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes,
2.38%, 08/21/2022	427,000	436,072
4.00%, 05/10/2046	1,021,000	1,071,554
		3,465,521

Integrated Telecommunication Services–5.34%
AT&T Inc., Sr. Unsec. Global Notes,
3.40%, 05/15/2025	416,000	430,411
4.75%, 05/15/2046	606,000	649,734
5.15%, 03/15/2042	1,070,000	1,201,843
Sr. Unsec. Notes, 4.45%, 04/01/2024	365,000	403,589
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	100,000	109,000
Communications Sales & Leasing, Inc./CSL Capital LLC, Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/2023(b)	5,000	5,263
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Notes, 6.75%, 08/20/2018	225,000	248,460
Frontier Communications Corp., Sr. Unsec. Global Notes,
7.88%, 01/15/2027	15,000	13,650
8.88%, 09/15/2020(b)	35,000	38,238
10.50%, 09/15/2022	60,000	65,850
11.00%, 09/15/2025	35,000	37,888
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	30,000	31,200
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes,
3.38%, 10/14/2016(b)	315,000	315,795
4.75%, 02/16/2021(b)	200,000	221,345

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
SBA Communications Corp.,
Sr. Unsec. Global Notes, 4.88%, 07/15/2022	$90,000	$92,812
Sr. Unsec. Notes, 4.88%, 09/01/2024(b)	44,000	44,990
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	33,000	36,424
6.84%, 04/28/2023	73,000	79,205
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	108,000	116,910
6.63%, 04/01/2023	45,000	48,375
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	17,000	18,275
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	460,000	473,225
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes,
5.46%, 02/16/2021	880,000	1,004,059
7.05%, 06/20/2036	1,165,000	1,567,081
Verizon Communications Inc., Sr. Unsec. Global Notes,
4.13%, 08/15/2046	307,000	309,564
4.52%, 09/15/2048	2,221,000	2,351,882
5.01%, 08/21/2054	672,000	746,718
5.05%, 03/15/2034	1,165,000	1,332,944
5.15%, 09/15/2023	370,000	433,460
		12,428,190

Internet Retail–0.41%
Expedia, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2026(b)	840,000	889,564
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	56,000	60,760
		950,324

Internet Software & Services–0.37%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/2017	730,000	735,558
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	76,000	79,895
Match Group, Inc., Sr. Unsec. Global Notes, 6.38%, 06/01/2024	41,000	44,792
		860,245

Investment Banking & Brokerage–2.89%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	564,000	587,716
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(c)	535,000	617,925
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	642,796
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,218,936
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	400,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Bond Fund

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	$498,000	$571,469
Morgan Stanley, Series J, Jr. Unsec. Sub. Global Notes, 5.55%(c)	985,000	1,014,550
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 3.63%, 09/15/2026	515,000	528,030
Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	1,119,000	1,135,255
		6,716,919

IT Consulting & Other Services–0.16%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	340,000	361,565

Leisure Facilities–0.02%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	55,000	58,575

Leisure Products–0.04%
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	94,000	99,170

Life & Health Insurance–2.62%
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	545,000	555,499
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,055,647
MetLife, Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	398,039
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	910,000	919,100
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	1,645,000	1,840,890
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	390,000	512,685
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	765,000	808,365
		6,090,225

Life Sciences Tools & Services–0.01%
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	20,000	20,900

Managed Health Care–1.07%
Aetna Inc., Sr. Unsec. Global Notes,
4.25%, 06/15/2036	807,000	844,304
4.38%, 06/15/2046	576,000	602,889
Centene Corp., Sr. Unsec. Notes, 4.75%, 05/15/2022	26,000	27,138

	Principal Amount	Value
Managed Health Care–(continued)
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	$435,000	$473,258
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	483,000	536,171
		2,483,760

Marine–0.04%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $132,498)(b)	132,000	101,970

Metal & Glass Containers–0.12%
Berry Plastics Corp.,
Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	25,000	26,719
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	54,000	56,362
Reynolds Group Issuer Inc./LLC (New Zealand),
Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	60,000	62,025
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	21,000	21,945
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	100,000	104,750
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	6,000	6,450
		278,251

Movies & Entertainment–1.17%
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	50,000	51,063
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	685,000	747,209
Time Warner, Inc.,
Sr. Unsec. Gtd. Deb., 6.50%, 11/15/2036	675,000	882,027
Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	1,031,994
		2,712,293

Multi-Line Insurance–2.98%
American Financial Group, Inc., Sr. Unsec. Notes,
3.50%, 08/15/2026	272,000	273,706
9.88%, 06/15/2019	1,055,000	1,278,220
American International Group, Inc., Sr. Unsec. Global Notes,
3.90%, 04/01/2026	1,195,000	1,258,926
4.50%, 07/16/2044	1,485,000	1,548,577
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/2019	1,100,000	1,260,916
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	830,000	896,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Bond Fund

	Principal Amount	Value
Multi-Line Insurance–(continued)
XLIT Ltd. (Ireland), Unsec. Sub. Gtd. Bonds, 5.50%, 03/31/2045	$415,000	$416,312
		6,933,382

Multi-Sector Holdings–0.45%
BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass Through Ctfs., 3.44%, 06/16/2028(b)	1,001,845	1,045,436

Office REIT’s–0.49%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	550,000	580,367
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	530,000	558,568
		1,138,935

Office Services & Supplies–0.64%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	440,000	462,532
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	895,000	1,020,074
		1,482,606

Oil & Gas Drilling–0.01%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	27,000	22,714

Oil & Gas Equipment & Services–0.39%
Halliburton Co., Sr. Unsec. Global Notes, 3.80%, 11/15/2025	485,000	503,386
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	365,000	367,585
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	30,000	29,400
		900,371

Oil & Gas Exploration & Production–3.49%
Anadarko Petroleum Corp., Sr. Unsec. Notes,
4.85%, 03/15/2021	549,000	585,657
5.55%, 03/15/2026	804,000	890,143
6.38%, 09/15/2017	266,000	279,618
6.60%, 03/15/2046	902,000	1,075,064
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	92,000	92,690
6.00%, 12/01/2020	122,000	125,507
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	27,000	18,360
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	899,000	942,234
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 10/01/2022	32,000	33,240
5.50%, 04/01/2023	149,000	154,587

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/2024	$961,000	$993,569
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	1,005,000	976,106
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	21,000	14,490
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	43,000	45,688
Hess Corp., Sr. Unsec. Global Notes, 1.30%, 06/15/2017	344,000	343,128
Murphy Oil Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2024	13,000	13,618
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	126,000	130,095
Oasis Petroleum Inc.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	55,650
Sr. Unsec. Gtd. Notes, 6.50%, 11/01/2021	17,000	15,831
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/01/2024(b)	6,000	6,225
7.50%, 02/15/2022(b)	53,000	56,114
PDC Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/2022	32,000	33,680
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	28,000	29,400
Range Resources Corp.,
Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	100,000	99,250
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	21,000	20,843
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	21,000	21,788
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	119,000	124,206
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	17,000	16,575
6.50%, 01/01/2023	29,000	28,275
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	54,000	49,680
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec. Gtd. Bonds, 4.00%, 08/15/2026(b)	702,000	700,537
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	53,000	46,772
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	107,000	104,325
		8,122,945

Oil & Gas Refining & Marketing–0.54%
Cosan Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%, 01/20/2027(b)	1,192,000	1,266,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–3.95%
Colorado Interstate Gas Co. LLC/ Colorado Interstate Issuing Corp., Sr. Unsec. Gtd. Notes, 4.15%, 08/15/2026(b)	$843,000	$840,606
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	10,000	10,300
Energy Transfer Partners, L.P.,
Sr. Unsec. Global Notes, 4.65%, 06/01/2021	324,000	346,598
Sr. Unsec. Notes, 4.75%, 01/15/2026	1,063,000	1,119,833
5.15%, 03/15/2045	725,000	699,212
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/2024	617,000	656,866
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	840,000	822,964
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	68,000	70,210
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes,
4.25%, 09/01/2024	516,000	532,043
5.40%, 09/01/2044	955,000	955,516
MPLX LP, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2025(b)	127,000	130,334
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	300,000	304,492
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	167,000	177,438
Southern Natural Gas Co., L.L.C., Sr. Unsec. Gtd. Notes, 5.90%, 04/01/2017(b)	253,000	259,432
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/2019	225,000	259,557
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	68,000	69,020
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	68,000	70,380
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	40,000	34,300
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes,
6.13%, 10/15/2021	6,000	6,300
6.38%, 05/01/2024	168,000	180,180
Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	5,000	5,138
Williams Partners L.P.,
Sr. Unsec. Global Notes, 3.60%, 03/15/2022	1,172,000	1,170,184
Sr. Unsec. Notes, 4.13%, 11/15/2020	447,000	464,666
		9,185,569

	Principal Amount	Value
Other Diversified Financial Services–0.76%
BOC Aviation Ltd. (Singapore), Sr. Unsec. Notes,
3.00%, 03/30/2020(b)	$677,000	$691,940
3.88%, 04/27/2026(b)	1,020,000	1,075,404
		1,767,344

Packaged Foods & Meats–0.23%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), Sr. Unsec. Gtd. Notes,
5.63%, 08/15/2026(b)	200,000	207,500
9.88%, 02/01/2020(b)	100,000	102,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(b)	23,000	24,869
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	76,000	80,750
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	100,000	109,500
		525,244

Paper Packaging–0.44%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	38,000	39,900
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	871,000	977,670
		1,017,570

Paper Products–0.12%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	210,000	210,262
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	57,000	57,998
		268,260

Pharmaceuticals–2.95%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	1,440,000	1,611,757
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	942,000	1,479,562
Concordia International Corp. (Canada), Sr. Unsec. Gtd. Notes,
7.00%, 04/15/2023(b)	83,000	64,532
9.50%, 10/21/2022(b)	20,000	16,600
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	20,000	20,175
Mylan N.V., Sr. Unsec. Gtd. Notes,
3.95%, 06/15/2026(b)	654,000	676,237
5.25%, 06/15/2046(b)	490,000	536,453
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes,
2.20%, 07/21/2021	711,000	711,799
3.15%, 10/01/2026	357,000	360,820
4.10%, 10/01/2046	590,000	604,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes,
5.50%, 03/01/2023(b)	$41,000	$35,875
5.63%, 12/01/2021(b)	93,000	84,165
5.88%, 05/15/2023(b)	20,000	17,650
REGS, Sr. Unsec. Gtd. Euro Notes,
6.13%, 04/15/2025(b)	10,000	8,813
Zoetis, Inc., Sr. Unsec. Global Notes, 4.50%, 11/13/2025	563,000	631,067
		6,859,688

Property & Casualty Insurance–0.56%
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	530,000	617,450
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	689,112
		1,306,562

Railroads–0.66%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb.,
3.00%, 04/01/2025	517,000	546,444
4.15%, 04/01/2045	869,000	977,894
		1,524,338

Regional Banks–1.88%
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/2022	80,000	85,000
5.00%, 08/01/2023	125,000	133,125
Fifth Third Bancorp,
Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	710,852
Series J, Jr. Unsec. Sub. Notes, 4.90%(c)	560,000	551,600
Huntington Bancshares, Inc., Sr. Unsec. Global Notes, 2.30%, 01/14/2022	1,730,000	1,725,208
SunTrust Banks, Inc., Jr. Unsec. Sub. Notes, 5.63%(c)	730,000	758,288
SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/2025	395,000	402,635
		4,366,708

Reinsurance–0.32%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	685,000	742,011

Renewable Electricity–0.22%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	454,000	505,687

Residential REIT’s–0.43%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	990,541

	Principal Amount	Value
Restaurants–0.63%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	$1,337,000	$1,402,179
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	50,000	54,625
		1,456,804

Retail REIT’s–0.82%
Brixmor Operating Partnership LP,
Sr. Unsec. Global Notes, 3.25%, 09/15/2023	481,000	482,642
Sr. Unsec. Notes, 4.13%, 06/15/2026	780,000	812,478
Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/2022	600,000	620,819
		1,915,939

Semiconductors–0.63%
Micron Technology, Inc., Sr. Unsec. Notes,
5.25%, 08/01/2023(b)	100,000	97,500
5.25%, 01/15/2024(b)	40,000	38,500
NXP B.V./NXP Funding LLC (Netherlands),
Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	489,000	520,632
Sr. Unsec. Notes, 3.88%, 09/01/2022(b)	806,000	816,894
		1,473,526

Sovereign Debt–1.30%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes,
6.25%, 04/22/2019(b)	941,000	1,004,047
6.88%, 04/22/2021(b)	858,000	932,646
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	638,000	701,800
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	374,000	388,960
		3,027,453

Specialized Consumer Services–0.04%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	91,000	97,029

Specialized Finance–3.20%
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	394,000	391,538
3.38%, 06/01/2021	825,000	857,484
3.88%, 04/01/2021	995,000	1,050,347
Aircastle Ltd., Sr. Unsec. Notes,
5.00%, 04/01/2023	140,000	149,450
5.50%, 02/15/2022	5,000	5,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Bond Fund

	Principal Amount	Value
Specialized Finance–(continued)
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	$515,000	$555,556
Moody’s Corp.,
Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,215,692
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	550,000	565,310
4.88%, 02/15/2024	1,575,000	1,798,255
5.25%, 07/15/2044	425,000	531,501
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	80,000	85,200
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	230,000	242,199
		7,448,001

Specialized REIT’s–1.76%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	1,215,000	1,306,470
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	99,000	105,806
EPR Properties,
Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	608,000	619,025
7.75%, 07/15/2020	1,384,000	1,606,356
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	295,000	324,163
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	74,000	80,845
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	50,000	54,875
		4,097,540

Specialty Chemicals–0.19%
Axalta Coating Systems Ltd., Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	150,000	156,187
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	60,000	69,000
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	86,000	95,890
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	71,000	74,550
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	42,000	44,783
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	11,000	11,550
		451,960

Steel–0.15%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 6.13%, 06/01/2025	79,000	85,912
Sr. Unsec. Global Notes, 8.00%, 10/15/2039	17,000	18,190

	Principal Amount	Value
Steel–(continued)
FMG Resources (August 2006) Pty. Ltd. (Australia),
Sr. Sec. Gtd. Notes, 9.75%, 03/01/2022(b)	$30,000	$34,800
Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	79,000	82,160
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	18,000	19,170
United States Steel Corp.,
Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(b)	58,000	63,220
Sr. Unsec. Global Notes, 7.50%, 03/15/2022	41,000	39,975
Sr. Unsec. Notes, 6.88%, 04/01/2021	5,000	4,963
		348,390

Systems Software–0.18%
Oracle Corp., Sr. Unsec. Global Notes, 4.00%, 07/15/2046	390,000	412,389

Technology Distributors–0.22%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	485,000	505,228

Technology Hardware, Storage & Peripherals–1.36%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec. First Lien Notes, 6.02%, 06/15/2026(b)	1,561,000	1,670,901
8.35%, 07/15/2046(b)	311,000	362,655
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	40,000	43,500
Sr. Unsec. Notes, 5.88%, 06/15/2021(b)	37,000	39,128
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds,
4.75%, 01/01/2025	565,000	521,566
5.75%, 12/01/2034	505,000	420,412
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(b)	95,000	103,164
		3,161,326

Thrifts & Mortgage Finance–0.18%
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	340,000	417,249

Trading Companies & Distributors–1.89%
AerCap Global Aviation Trust (Netherlands), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,491,000	3,604,457
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes,
3.95%, 02/01/2022	265,000	274,937
4.63%, 10/30/2020	150,000	158,719
5.00%, 10/01/2021	230,000	248,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Bond Fund

	Principal Amount	Value
Trading Companies & Distributors–(continued)
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	$19,000	$20,354
United Rentals North America Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	42,000	43,523
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	50,000	52,812
		4,403,346

Trucking–0.19%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes,
5.13%, 06/01/2022(b)	42,000	42,840
6.38%, 04/01/2024(b)	65,000	68,737
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	90,000	85,950
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.45%, 11/15/2021	237,000	247,049
		444,576

Wireless Telecommunication Services–1.43%
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes, 4.38%, 07/16/2042	620,000	655,405
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	565,000	717,018
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	200,000	223,500
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	1,215,000	1,458,392
Sprint Communications Inc., Sr. Unsec. Gtd. Notes,
7.00%, 03/01/2020(b)	60,000	64,800
9.00%, 11/15/2018(b)	60,000	66,300
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	86,000	85,785
7.88%, 09/15/2023	47,000	45,825
		3,317,025
Total U.S. Dollar Denominated Bonds and Notes (Cost $201,685,075)		216,133,897

U.S. Treasury Securities–2.95%
U.S. Treasury Bills–0.12%
0.45%, 11/17/2016(d)(e)	275,000	274,844

U.S. Treasury Notes–1.74%
1.13%, 08/31/2021	2,109,700	2,102,367
1.38%, 08/31/2023	74,100	73,718
1.50%, 08/15/2026	1,876,000	1,862,297
		4,038,382

U.S. Treasury Bonds–1.09%
2.50%, 05/15/2046	2,401,400	2,541,265
Total U.S. Treasury Securities (Cost $6,856,872)		6,854,491

	Shares		Value
Preferred Stocks–2.17%
Investment Banking & Brokerage–1.60%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.		20,000	$541,000
Morgan Stanley, Series E, 7.13% Pfd.		65,000	1,985,750
Morgan Stanley, Series F, 6.88% Pfd.		40,000	1,198,000
			3,724,750

Regional Banks–0.39%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		30,000	906,000

Reinsurance–0.18%
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.		14,000	428,960
Total Preferred Stocks (Cost $4,220,000)			5,059,710

	Principal Amount

Municipal Obligations–0.18%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057 (Cost $319,500)		$300,000	411,030

Non-U.S. Dollar Denominated Bonds & Notes–0.15%(f)
Casinos & Gaming–0.05%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Bonds, 5.75%, 05/15/2021(b)	EUR	100,000	118,811

Food Retail–0.05%
Labeyrie Fine Foods S.A.S. (France), Sr. Sec. Gtd. First Lien Notes, 5.63%, 03/15/2021(b)	EUR	100,000	117,192

Metal & Glass Containers–0.05%
Verallia Packaging SASU (France), Sr. Sec. Gtd. First Lien Notes, 5.13%, 08/01/2022(b)	EUR	100,000	120,078
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $336,391)			356,081

	Shares

Money Market Funds–0.93%
Liquid Assets Portfolio–Institutional Class, 0.38%(g)		1,077,584	1,077,584
Premier Portfolio–Institutional Class, 0.37%(g)		1,077,584	1,077,584
Total Money Market Funds (Cost $2,155,168)			2,155,168
TOTAL INVESTMENTS–99.33% (Cost $215,573,006)			230,970,377
OTHER ASSETS LESS LIABILITIES–0.67%			1,565,920
NET ASSETS–100.00%			$232,536,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Bond Fund

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2016 was $63,476,621, which represented 27.30% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2016.

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2016

U.S. Dollar Denominated Bonds and Notes	92.9%
U.S. Treasury Securities	2.9
Preferred Stocks	2.2
Municipal Obligations	0.2
Non-U.S. Dollar Denominated Bonds & Notes	0.2
Money Market Funds Plus Other Assets Less Liabilities	1.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Bond Fund

Statement of Assets and Liabilities

August 31, 2016

(Unaudited)

Assets:
Investments, at value (Cost $213,417,838)	$228,815,209
Investments in affiliated money market funds, at value and cost	2,155,168
Total investments, at value (Cost $215,573,006)	230,970,377
Cash	25,256
Foreign currencies, at value (Cost $839)	835
Receivable for:
Investments sold	105,165
Dividends and interest	2,662,794
Custody expenses reimbursed	87,683
Premiums paid on swap agreements	32,864
Investment for trustee deferred compensation and retirement plans	2,971
Unrealized appreciation on forward foreign currency contracts outstanding	29,845
Other assets	8,333
Total assets	233,926,123

Liabilities:
Payable for:
Investments purchased	1,220,271
Dividends	31,616
Swaps payable	5,069
Variation margin — futures	10,842
Accrued fees to affiliates	18
Accrued trustees’ and officers’ fees and benefits	3,516
Accrued other operating expenses	65,926
Trustee deferred compensation and retirement plans	2,971
Unrealized depreciation on forward foreign currency contracts outstanding	2,199
Unrealized depreciation on swap agreements — OTC	47,398
Total liabilities	1,389,826
Net assets applicable to shares outstanding	$232,536,297

Net assets consist of:
Shares of beneficial interest	$218,866,633
Undistributed net investment income	(254,798)
Undistributed net realized gain (loss)	(1,390,585)
Net unrealized appreciation	15,315,047
$232,536,297

Common shares outstanding, no par value, with an unlimited number of shares authorized:
Common shares outstanding	11,377,069
Net asset value per share	$20.44
Market value per share	$19.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Bond Fund

Statement of Operations

For the six months ended August 31, 2016

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $259)	$5,159,212
Dividends	143,079
Dividends from affiliated money market funds	4,413
Other income	77,738
Total investment income	5,384,442

Expenses:
Advisory fees	476,450
Administrative services fees	26,091
Transfer agent fees	23,975
Trustees’ and officers’ fees and benefits	10,438
Registration and filing fees	12,500
Reports to shareholders	14,741
Professional services fees	26,109
Other	13,343
Total expenses	603,647
Less: Fees waived	(1,562)
Net expenses	602,085
Net investment income	4,782,357

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,010,806
Foreign currencies	3,013
Forward foreign currency contracts	675
Futures contracts	(645,855)
Swap agreements	(33,019)
1,335,620
Change in net unrealized appreciation (depreciation) of:
Investment securities	16,880,577
Foreign currencies	500
Forward foreign currency contracts	8,943
Futures contracts	(73,754)
Swap agreements	18,891
16,835,157
Net realized and unrealized gain	18,170,777
Net increase in net assets resulting from operations	$22,953,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2016 and the year ended February 29, 2016

(Unaudited)

	August 31, 2016	February 29, 2016
Operations:
Net investment income	$4,782,357	$9,584,530
Net realized gain (loss)	1,335,620	(1,491,023)
Change in net unrealized appreciation (depreciation)	16,835,157	(16,197,346)
Net increase (decrease) in net assets resulting from operations	22,953,134	(8,103,839)
Distributions to shareholders from net investment income	(4,710,106)	(9,676,201)
Distributions to shareholders from net realized gains	—	(1,076,271)
Net increase (decrease) in net assets	18,243,028	(18,856,311)

Net assets:
Beginning of period	214,293,269	233,149,580
End of period (includes undistributed net investment income of $(254,798) and $(327,049), respectively)	$232,536,297	$214,293,269

Notes to Financial Statements

August 31, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek interest income while conserving capital.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American

21                         Invesco Bond Fund

Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

22                         Invesco Bond Fund

H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

I.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would

23                         Invesco Bond Fund

pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Over $500 million	0.35%

For the six months ended August 31, 2016, the effective advisory fees incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2016, the Adviser waived advisory fees of $1,562.

24                         Invesco Bond Fund

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2016, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$7,214,878	$—	$—	$7,214,878
U.S. Treasury Securities	—	6,854,491	—	6,854,491
Corporate Debt Securities	—	213,106,444	—	213,106,444
Municipal Obligations	—	411,030	—	411,030
Foreign Debt Securities	—	3,383,534	—	3,383,534
	7,214,878	223,755,499	—	230,970,377
Forward Foreign Currency Contracts*	—	27,646	—	27,646
Futures Contracts*	(62,538)	—	—	(62,538)
Swap Agreements*	—	(47,398)	—	(47,398)
Total Investments	$7,152,340	$223,735,747	$—	$230,888,087

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(47,398)
Currency risk:
Forward foreign currency contracts(b)	29,845	(2,199)
Interest rate risk:
Futures contracts(c)	3,957	(66,495)
Total	$33,802	$(116,092)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

25                         Invesco Bond Fund

Effect of Derivative Investments for the six months ended August 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$(33,019)
Currency risk	675	—	—
Interest rate risk	—	(645,855)	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	18,891
Currency risk	8,943	—	—
Interest rate risk	—	(73,754)	—
Total	$9,618	$(719,609)	$(14,128)

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$729,279	$54,229,086	$2,500,000

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/09/16	Citigroup Global Markets Inc.	EUR	402,100	USD	458,163	$448,704	$9,459
09/09/16	Citigroup Global Markets Inc.	GBP	130,000	USD	188,051	170,749	17,302
09/09/16	Citigroup Global Markets Inc.	USD	117,618	EUR	106,000	118,286	668
09/09/16	Citigroup Global Markets Inc.	USD	194,883	GBP	146,700	192,684	(2,199)
09/09/16	Deutsche Bank Securities Inc.	EUR	8,400	USD	9,572	9,374	198
09/09/16	Goldman Sachs International	GBP	16,700	USD	24,153	21,935	2,218
Total Open Forward Foreign Currency Contracts — Currency Risk							$27,646

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	44	December-2016	$9,605,750	$(2,844)
U.S. Treasury 5 Year Notes	Long	123	December-2016	14,913,750	(15,668)
U.S. Treasury 10 Year Notes	Short	32	December-2016	(4,189,500)	1,924
U.S. Treasury 10 Year Ultra Bonds	Short	8	December-2016	(1,155,000)	(7,144)
U.S. Treasury 30 Year Bonds	Long	19	December-2016	3,237,125	2,033
U.S. Treasury Ultra Bonds	Short	57	December-2016	(10,685,718)	(40,839)
Total Futures Contracts — Interest Rate Risk					$(62,538)

26                         Invesco Bond Fund

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/2017	0.28%	$(2,500,000)	$32,864	$(47,398)

(a)	Implied credit spreads represent the current level as of August 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch(a)	$32,864	$(32,864)	$—	$—	$—
Citigroup Global Markets Inc.(b)	27,429	(2,199)	—	—	25,230
Deutsche Bank Securities Inc.(b)	198	—	—	—	198
Goldman Sachs International(b)	2,218	—	—	—	2,218
Total	$62,709	$(35,063)	$—	$—	$27,646

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch(a)	$52,467	$(32,864)	$—	$—	$19,603
Citigroup Global Markets Inc.(b)	2,199	(2,199)	—	—	—
Total	$54,666	$(35,063)	$—	$—	$19,603

(a)	Swap agreements — OTC Counterparty.
(b)	Forward foreign currency contracts Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010

27                         Invesco Bond Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 29, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2016 was $110,861,435 and $113,104,207, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $83,546,919 and $80,884,531, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,704,912
Aggregate unrealized (depreciation) of investment securities	(779,279)
Net unrealized appreciation of investment securities	$14,925,633

Cost of investments for tax purposes is $216,044,744.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six months ended August 31, 2016	Year ended February 29, 2016
Beginning shares	11,377,069	11,377,069
Shares issued through dividend reinvestment	—	—
Ending shares	11,377,069	11,377,069

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 10—Dividends

The Fund declared the following dividends from net investment income subsequent to August 31, 2016:

Declaration Date	Amount per Share	Record Date	Payable Date
September 1, 2016	$0.069	September 14, 2016	September 30, 2016
October 3, 2016	$0.069	October 14, 2016	October 31, 2016

28                         Invesco Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Six months ended August 31, 2016		Year ended February 29, 2016	Years ended February 28,			Year ended February 29, 2012
				2015	2014	2013
Net asset value, beginning of period	$18.84		$20.49	$20.38	$20.90	$20.64	$20.10
Net investment income(a)	0.42		0.84	0.85	0.86	0.86	0.90
Net gains (losses) on securities (both realized and unrealized)	1.59		(1.54)	0.64	(0.20)	0.91	1.01
Total from investment operations	2.01		(0.70)	1.49	0.66	1.77	1.91
Less distributions from:
Net investment income	(0.41)		(0.85)	(0.87)	(0.89)	(0.95)	(0.96)
Net realized gains	—		(0.10)	(0.51)	(0.29)	(0.56)	(0.41)
Total distributions	(0.41)		(0.95)	(1.38)	(1.18)	(1.51)	(1.37)
Net asset value, end of period	$20.44		$18.84	$20.49	$20.38	$20.90	$20.64
Market value, end of period	$19.49		$17.79	$18.81	$18.43	$20.62	$20.85
Total return at net asset value(b)	10.89%		(3.09)%	8.22%	4.05%	8.77%	10.05%
Total return at market value(c)	11.98%		(0.32)%	9.85%	(4.63)%	6.23%	22.13%
Net assets, end of period (000’s omitted)	$232,536		$214,293	$233,150	$231,912	$237,762	$234,222
Portfolio turnover rate(d)	88%		167%	218%	192%	70%	72%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.53	%(e)	0.56%	0.55%	0.59%	0.56%	0.57%
Without fee waivers and/or expense reimbursements	0.53	%(e)	0.56%	0.55%	0.59%	0.56%	0.57%
Ratio of net investment income to average net assets	4.22	%(e)	4.31%	4.12%	4.26%	4.11%	4.43%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $225,031.

29                         Invesco Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of Invesco Bond Fund (the Fund) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Fund’s investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Closed-End Investment Grade Funds Index. The Board noted that the Fund’s performance was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

30                         Invesco Bond Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent audited annual reports for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The

Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund. The Board considered the organizational structure employed to provide these services.

The Board considered that the Fund’s uninvested cash may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash.

31                         Invesco Bond Fund

Proxy Results

A Joint Annual Meeting (“Meeting”) of Shareholders of Invesco Bond Fund (the “Fund”) was held on August 26, 2016. The Meeting was held for the following purpose:

(1)	Election of Trustees by Common Shareholders.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Withheld
(1)	Albert R. Dowden	8,644,121	1,668,143
	Eli Jones	8,652,410	1,659,854
	Prema Mathai-Davis	8,620,916	1,691,348
	Raymond Stickel, Jr.	8,651,859	1,660,405

32                         Invesco Bond Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-02090                   VK-CE-BOND-SAR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. PricewaterhouseCoopers LLP has communicated that the circumstances which called into question its independence under the Loan Rule with respect to the audits of the Funds are consistent with the circumstances described in the no action letter. PricewaterhouseCoopers LLP also concluded that its objectivity and impartiality was not impaired with respect to the planning for and execution of the Funds’ audits and that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP have concluded that PricewaterhouseCoopers LLP can continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex intends to rely upon the no-action letter.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund will need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless it’s term is extended or made permanent by the SEC Staff.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 4, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 4, 2016

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.